                                                                 EXHIBIT 10.5(a)

          This Warrant and the securities issuable upon exercise hereof not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any applicable state securities law, and in the absence of such registration may not be sold or transferred unless the issuer of this Warrant has received an opinion of its counsel, or of counsel reasonably satisfactory to it, that the proposed sale or transfer will not violate the registration requirements of the Securities Act or any applicable state securities law.

                           EINSTEIN/NOAH BAGEL CORP.

                        WARRANT CERTIFICATE TO PURCHASE
                             SHARES OF COMMON STOCK
                             ----------------------



Date of Issuance:  November 21, 1997                       Certificate W-GECFS-1

     FOR VALUE RECEIVED, Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), hereby grants to GECFS, Inc. (the "Registered Holder") the right to purchase from the Company 80,000 shares of the Company's Common Stock, $.01 par value, at a price per share of $9.47 (as adjusted from time to time in accordance herewith, the "Exercise Price").

     This Warrant is subject to the following provisions:

     Section 1.  Exercise of Warrant.

     1A. Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time during the period commencing on Date of Issuance of this Warrant set forth above and ending on the third annual anniversary of the Date of Issuance (the "Exercise Period").

     1B.  Exercise Procedure.

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

               (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

               (b)  this Warrant;

               (c) cash (payable by wire transfer of same day funds or a certified or bank cashier's check) in an amount equal to the product of the Exercise Price multiplied by the number of shares of Company Common Stock being purchased upon such exercise (the "Aggregate Exercise Price") or, at the option of the Registered Holder, the Registered Holder may elect to receive shares of Company Common Stock equal to the value of this Warrant by surrender of this Warrant to the Company, in which event the Company shall issue to the Purchaser a number of shares of Company Common Stock computed using the following formula:

               x = y(a-b)
                   ------
                     a

     where:    x =  The number of shares of Company Common Stock to be
                    issued to the Purchaser.

               y = The number of shares of Company Common Stock purchasable under this Warrant (at the date of such calculation).

               a = The "Fair Market Value" of one share of Company Common Stock (at the date of such calculation).

               b = The Exercise Price (as adjusted to the date of such calculation).

     As used in this Section I.B., the term "Fair Market Value" of a share of Company Common Stock means the average of the closing prices of sales of the Company's Common Stock on all securities exchanges or automated quotation system on which the Company's Common Stock may at the time be listed or included, or, if there has been no sales on any such exchange or reported on such quotation system on any day, the average of the highest bid and lowest asked prices on all such exchanges as reported at the end of such day, or, if on any day the Company's Common Stock is not so listed or included in any such quotation system, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the third day immediately prior to the day as of which "Fair Market Value" is being determined and the 20 consecutive business days prior to such day.

          (ii) Certificates for shares of Common Stock, if any, purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, as soon as reasonably practicable, deliver such new Warrant to the person designated for delivery in the Exercise Agreement.

          (iii) The shares of Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such shares of Common Stock at the Exercise Time irrespective of the date of delivery of certificates for shares of Common Stock.

          (iv) The issuance of certificates for shares of Common Stock, if any, upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock (other than the Aggregate Exercise Price). Each share of Common Stock issuable upon exercise of this Warrant shall, when issued, be duly and validly issued and free from all taxes, liens, encumbrances, adverse claims and charges.

          (v) The Company shall reasonably assist and cooperate with the Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any reasonable filings required to be made by the Company), provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph
(v), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

          (vi) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the exercise of this Warrant the maximum number of shares issuable upon the exercise of this Warrant. All shares which are so issuable shall, when issued in accordance herewith upon the payment of the Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, encumbrances, adverse claims and charges. The Company shall take all such actions as may be reasonably necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock of the Company or their equivalents may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon such issuance).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering of the Company or any event described in Section 2B hereof, the exercise of any portion of this Warrant may, at the election of the Registered Holder hereof, be conditioned upon the consummation of the public offering or the event described in Section 2B, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) Unless the shares of Common Stock to be issued upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, the certificates for such shares shall contain the following legend:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any applicable state securities law, and may not be resold or transferred unless registered under the Securities Act or unless the Company has received an opinion of its counsel, or of counsel reasonably satisfactory to it, that the proposed transfer will not violate the registration requirements of the Securities Act or any applicable state securities law."

     1C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit IA or IB hereto, except that if the shares of Common Stock are not to be issued in the name of the person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the person to whom the shares of Common Stock are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

     Section 2. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number of shares of Common Stock (or other securities) obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

     2A. Subdivision or Combination of Shares of Common Stock. If the Company at any time subdivides (by any split, dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

     2B. Options and Convertible Securities. If the Company at any time shall pay a dividend or make a distribution with respect to the Common Stock payable in Options (as hereinafter defined) or Convertible Securities (as hereinafter defined), the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (including shares of Common Stock issuable upon exercise, conversion or exchange of any Option or Convertible Securities issued as such dividend or distribution). Upon any adjustment to the Exercise Price pursuant to this Section 2B, the number of shares of Company Common Stock issuable upon exercise of this

Warrant shall be adjusted to the product obtained by multiplying the number of shares of Company Common Stock issuable immediately prior to such adjustment in the Exercise Price by a fraction (a) the numerator of which shall be the Exercise Price immediately prior to such adjustment and (b) the denominator of which shall be the Exercise Price immediately after such adjustment. As used in this Section 2B, the term "Options" means rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities. As used in this Section 2B, the term "Convertible Securities" means any evidence of indebtedness or shares of stock or other securities directly or indirectly convertible into or exchangeable for shares of Common Stock. Any adjustment under this Section 2B shall become effective on the record date.

     2C. Other Securities. If the Company makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each such event, provision shall be made so that the Registered Holder shall receive, upon exercise hereof, in addition to the number of shares of Company Common Stock receivable upon exercise of this Warrant, the amount of securities of the Company which the Registered Holder would have received had this Warrant been exercised for such shares of Company Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by the Registered Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 2.

     2D. Reorganization, Reclassification, Consolidation or Merger. The shares of Common Stock issuable upon exercise of this Warrant shall be adjusted as follows: (a) in the event of any merger, consolidation, reclassification, sale of all or substantially all of the Company's assets, or reorganization of the Company with any other person or persons, there shall be substituted, on an equitable basis, for each such share of Common Stock the number and kind of shares of stock or other securities to which the holders of each share of Common Stock of the Company will be entitled pursuant to the transaction and the Company shall not consummate any such transaction unless provision has been made for issuance of such stock or other securities upon exercise of this Warrant; and (b) in the event of any other substantially similar change in the capitalization of the Company (other than cash dividends in the ordinary course of business), an equitable adjustment shall be provided in the number of shares of Common Stock. In the event of any such adjustment the purchase price per share shall be proportionately adjusted.

     2E. Notice of Adjustment. Promptly upon any adjustment of the Exercise Price or the number of shares of Common Stock issuable upon exercise of this Warrant, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

     Section 3. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a holder of shares of Common Stock in the Company. No provision hereof, in the absence of affirmative action by the Registered

Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Shares of Common Stock acquirable by exercise hereof or as a holder of shares of Common Stock in the Company.

     Section 4. Transferability. Except as provided in this Section 4, this Warrant and all rights hereunder are not transferable without the prior written consent of the Company in its sole discretion. The restrictions on transfer of this Warrant shall continue during the entire term of this Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon and the provisions of this Section 4, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with properly executed Assignment (in the form of EXHIBIT II hereto) at the principal office of the Company; provided that no transfer of all or any part of this Warrant may be made if such transfer would cause the aggregate number of holders of warrants derived from this Warrant to be held by more than seven persons; and provided, further, each such transferee must be an "accredited investor" within the meaning of Regulation D of the Securities Act. The Company shall not impose any fee or charge for such transfer. No such transferee receiving this Warrant or any warrant derived herefrom may transfer such warrant or any of its rights without the prior written consent of the Company in its sole discretion. Notwithstanding any provision of this Section 4, the Registered Holder and any transferee receiving this Warrant may transfer this Warrant to any Affiliate of the Registered Holder or such transferee, so long as the issuer of this Warrant has received an opinion of its counsel, or of counsel reasonably satisfactory to it, that the proposed sale or transfer will not violate the registration requirements of the Securities Act or any applicable state securities law. As used in this Section 4, the term "Affiliate" means with respect to any Registered Holder or transferee, any other person directly or indirectly controlling or controlled by or under direct or indirect control with such Registered Holder or transferee. Shares issued pursuant to this Warrant or any warrant derived herefrom shall be subject to the same transfer restrictions as set forth herein for this Warrant, provided that the restrictions on transferability of shares issuable upon exercise of any such warrant shall only apply until (i) such securities shall have been registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of in accordance with a registration statement covering such securities, or (ii) such time as, in the reasonable opinion of counsel for the Company, or upon the written opinion of counsel for the holder thereof reasonably acceptable to the Company, such restrictions are not required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any shares issued upon exercise of any such warrant, the holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legends required hereby.

     Section 5. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

     Section 6. Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     Section 7. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid), sent by fax or sent by registered or certified mail, return receipt requested, postage prepaid, as follows: (i) if given to the Company, at its principal executive offices and (ii) if given to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company. Each such notice shall be deemed to have been given upon the earlier of the receipt of such notice by the intended recipient thereof, two business days after it is sent by reliable overnight courier or sent by fax, or five business days after it is mailed by registered or certified mail, return receipt requested.

     Section 8. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number or class of shares of Common Stock obtainable upon exercise of each Warrant without the written consent of all of the Registered Holders of Warrants.

     Section 9. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Registered Holder of this Warrant.

     Section 10. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                EINSTEIN/NOAH BAGEL CORP.

                                By:   /s/ PAUL A. STRASEN
                                      ____________________________________
                                Name: Paul A. Strasen
                                Its:  Senior Vice President


[Corporate Seal]


Attest:

      /s/ AMY S. POWERS
__________________________________
           Secretary

                                   EXHIBIT IB
                                   ----------

                               EXERCISE AGREEMENT
                               ------------------



To:                                                   Dated:

     The undersigned, pursuant to the provisions set forth in the attached
Warrant (Certificate No. W-           ), hereby agrees to purchase __________
shares of Common Stock covered by such Warrant for cash and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                Signature

                                ___________________________________


                                Address

                                ___________________________________

                                   EXHIBIT II
                                   ----------

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-________________) with respect to the number of the shares covered thereby set forth below, unto:


Name of Assignee:                _________________________________

                                 _________________________________

                                 _________________________________

Address:                         _________________________________

                                 _________________________________

                                 _________________________________

No. of Shares                    _________________________________



          Accompanying this Assignment is a certificate from the proposed transferee certifying that such assignment and Assignee meet the requirements of
Section 4 of the Warrant.


Dated:  ______________________          Signature:  ___________________________

                                                    ___________________________

                                         Witness:   ___________________________